                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    -------

                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (date of earliest event reported) March 31, 1999
                  The Money Store Investment Corporation and The Money Store of New York, Inc., as Originators under a Pooling and Servicing Agreement dated as of February 28, 1999 providing for the issuance of The Money Store SBA Loan-Backed Adjustable Rate Certificates, Series 1999-1, Class A, Class M and Class B.

                     The Money Store Investment Corporation
                     and the Money Store of New York, Inc.
-------------------------------------------------------------------------------
              Exact name of registrant as specified in its charter

New Jersey                                                        22-2293019
New York                          333-60771                       22-3143559
----------------               -----------------              -----------------
(State or Other                (Commission File               (IRS Employer ID
Jurisdiction of                 Number)                        Number)
incorporation)


707 3rd Street, West Sacramento, CA                                    95606
-------------------------------------------------------------------------------
 (Address of principal executive offices)                          (Zip Code)

Registrant's Telephone Number,
  Including area code:                                        (916) 555-1212)
                                                              ----------------

                                      N/A
-------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)

Item 5.  OTHER EVENTS

      The Money Store Investment Corporation and The Money Store of New York Inc. ("The Sellers") and certain of their affiliates, registered TMS Asset Backed Notes and Certificates on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act") by a Registration Statement on Form S-3 (Registration File No. 333-60771) (as amended, the "Registration Statement"). Pursuant to the Registration Statement the Sellers caused a trust (the "Trust") to issue $96,900,000 aggregate principal amount of The Money Store SBA Loan-Backed Adjustable Rate Certificates, Series 1999-1 (the "Certificates") on March 31, 1999 (the "Closing Date"). This Current Report on Form 8-K is being filed to file a copy of the Underwriting Agreement, including the related Pricing Agreement and a copy of the Pooling Servicing Agreement.

      Capitalized terms not defined herein have the meanings assigned in the Pooling and Servicing Agreement attached hereto as Exhibit 4.1.

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c)      EXHIBITS

                  EXHIBIT  NO.

                  1.1 Underwriting Agreement dated March 26, 1999 among The Money Store Investment Corporation, The Money Store of New York, Inc., The Money Store, Inc. and First Union Capital Markets Corp., as representative of the Underwriters, including the related Pricing Agreement.

                  4.1 Pooling and Servicing Agreement dated as of February 28, 1999 among the Money Store Investment Corporation, The Money Store of New York, Inc., The Money Store Inc. as Representative, and HSBC Bank USA, as Trustee.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          THE MONEY STORE INVESTMENT CORPORATION
                                          THE MONEY STORE OF NEW YORK INC.

                                          By:  /s/ Arthur Lyon
                                             ----------------------------------
                                          Name:  Arthur Lyon
                                          Title:  Senior Vice President

Dated:  April 7, 1999

                                 EXHIBIT INDEX


EXHIBIT                                                                PAGE
1.1       Underwriting Agreement dated March 26, 1999 among the
          Money Store Investment Corporation, the Money Store of
          New York, Inc., The Money Store Inc. and First Union
          Capital Markets Corp., as representative of the
          Underwriter.

4.1       Pooling and Servicing Agreement dated as of February 28,
          1999 among The Money Store Investment Corporation, The
          Money Store of New York, Inc., The Money Store Inc., as Representative, and HSBC Bank USA, as Trustee.